EXHIBIT 1
                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of PYR Energy Corporation and further agree that this Joint Filing Agreement (the "Agreement") be included as an exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this June 28, 1999. The Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such parts taken together will constitute a part of this Agreement.


Date: June 28, 1999                         THE CROWN HILL TRUST


                                            By:   /s/ Virgil Pettigrew, Trustee
                                                  ------------------------------
                                                  Virgil Pettigrew, Trustee

                                            THE HAL ROBERT PETTIGREW, JR. TRUST


                                            By:   /s/ Virgil Pettigrew, Trustee
                                                  ------------------------------
                                                  Virgil Pettigrew, Trustee

                                            THE CHARLES GORDON PETTIGREW TRUST


                                            By:   /s/ Virgil Pettigrew, Trustee
                                                  ------------------------------
                                                  Virgil Pettigrew, Trustee

                                            THE JASON CROCKETT PETTIGREW TRUST


                                            By:   /s/ Virgil Pettigrew, Trustee
                                                  ------------------------------
                                                  Virgil Pettigrew, Trustee

                                            THE BENJAMIN AUSTIN VIRGIL PETTIGREW
                                            TRUST


                                            By:   /s/ Virgil Pettigrew, Trustee
                                                  ------------------------------
                                                  Virgil Pettigrew, Trustee

                                            THE AMY GAY MARGARET PETTIGREW TRUST


                                            By:   /s/ Virgil Pettigrew, Trustee
                                                  ------------------------------
                                                  Virgil Pettigrew, Trustee


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